SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): JANUARY 15, 1998



                        ADVANTICA RESTAURANT GROUP, INC.
             (Exact Name of registrant as specified in its charter)


         DELAWARE               0-18051                    13-3487402
(State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
of incorporation)                                          Identification No.)

203 EAST MAIN STREET, SPARTANBURG, SC                      29319-9966
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:        (864) 597-8000


Former name or former address, if changed since last report:

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ITEM 5.  OTHER EVENTS.

         On January 15, 1998, the Registrant announced, as described in the press release attached to this current report as Exhibit 99.1, that it had signed a letter of intent to sell the subsidiary which operates its 557 franchised Hardee's units to CKE Restaurants, Inc., the franchisor of Hardee's Food Systems, Inc, for approximately $415 million, which includes the assumption of approximately $46 million of debt.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

         Listed below are all Exhibits filed as a part of this current report.

Exhibit Number                              Description

    99.1          Press Release of Advantica Restaurant Group, Inc.
                  dated January 15, 1998.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Advantica Restaurant Group, Inc.

                                  By:     /s/ Rhonda J. Parish
                                        ------------------------------------
                                  Name:   Rhonda J. Parish
                                  Title:  Senior Vice President, General
                                          Counsel and Secretary

Date:   January 21, 1998


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